Exhibit 99.2

Independent Auditor’s Report

To the Partners of

Ladder Capital Finance Holdings LLLP

We have audited the accompanying statement of revenue and certain expenses for the Palmview Property (the “Property”) for the year ended December 31, 2011.

Management’s Responsibility for the Statement of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Property’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses of the Property present fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 2011 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the statement of revenue and certain expenses, which describes that the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form S-4 of Ladder Capital Finance Holdings LLLP) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 29, 2013

Palmview Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2012 to September 30, 2012	Year Ended December 31, 2011
	(Unaudited)
Revenue
Rental revenue	$36	$0

Total revenue	36	0

Certain expenses
Certain expenses	—	—

Revenue in excess of certain expenses	$36	$0

The accompanying notes are an integral part to the statements of revenue and certain expenses.

Palmview Property

Notes to Statements of Revenue and Certain Expenses

(dollars in thousands)

(1) Organization

The Palmview (“Property”) is a single tenant retail property located in Palmview, TX. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior to December 19, 2012, the Property was owned by an unaffiliated third party. On December 19, 2012, the Property was acquired by LWAG Palmview LLC, an entity consolidated by Ladder Capital Finance Holdings LLLP.

(2) Significant Accounting Policies

(a) Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization

•	Interest income and expense

•	Amortization of above and below market leases

•	Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b) Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related lease when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the lease are charged or credited, as applicable, to accrued rental revenue. Real estate held for investment is primarily leased to others on a net basis whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance, repairs, renewals and improvements. These leases are for fixed terms of varying length and provide for annual rentals with no rent escalations.

(c) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(d) Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to September 30, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

Palmview Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(3) Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which commenced on September 1, 2012 and has an expiration date of August 31, 2037.

Future minimum base rentals over the next five years under the non-cancelable operating lease at December 31, 2012 are as follows:

Amount
2013	$437
2014	437
2015	437
2016	437
2017	437
Thereafter	8,594

Total	$10,779

The above future minimum lease payments exclude amortization of accrued rental revenue and above/below-market lease intangibles.

(4) Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5) Subsequent Events

Management has evaluated the events and transactions that have occurred through April 29, 2013 the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

Independent Auditor’s Report

To the Partners of

Ladder Capital Finance Holdings LLLP

We have audited the accompanying statement of revenue and certain expenses for the Ooltewah Property (the “Property”) for the year ended December 31, 2011.

Management’s Responsibility for the Statement of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Property’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses of the Property present fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 2011 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the statement of revenue and certain expenses, which describes that the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form S-4 of Ladder Capital Finance Holdings LLLP) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 29, 2013

The Ooltewah Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2012 to September 30, 2012	Year Ended December 31, 2011
	(Unaudited)
Revenue
Rental revenue	$274	$365

Total revenue	274	365

Certain expenses
Certain expenses	—	—

Revenue in excess of certain expenses	$274	$365

The accompanying notes are an integral part to the statements of revenue and certain expenses.

Ooltewah Property

Notes to Statements of Revenue and Certain Expenses

(dollars in thousands)

(1) Organization

The Ooltewah (“Property”) is a single tenant retail property located in Chattanooga, TN. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior to December 18, 2012, the Property was owned by an unaffiliated third party. On December 18, 2012, the Property was acquired by LWAG Ooltewah LLC, an entity consolidated by Ladder Capital Finance Holdings LLLP.

(2) Significant Accounting Policies

(a) Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization

•	Interest income and expense

•	Amortization of above and below market leases

•	Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b) Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related lease when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the lease are charged or credited, as applicable, to accrued rental revenue. Real estate held for investment is primarily leased to others on a net basis whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance, repairs, renewals and improvements. These leases are for fixed terms of varying length and provide for annual rentals with no rent escalations.

(c) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(d) Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to September 30, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

Ooltewah Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(3) Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which commenced on February 1, 2008 and has an expiration date of January 31, 2033.

Future minimum base rentals over the next five years under the non-cancelable operating lease at December 31, 2012 are as follows:

Amount
2013	$365
2014	365
2015	365
2016	365
2017	365
Thereafter	5,505

Total	$7,330

The above future minimum lease payments exclude amortization of accrued rental revenue and above/below-market lease intangibles.

(4) Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5) Subsequent Events

Management has evaluated the events and transactions that have occurred through April 29, 2013 the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

Independent Auditor’s Report

To the Partners of

Ladder Capital Finance Holdings LLLP

We have audited the accompanying statement of revenue and certain expenses for the Johnson City Property (the “Property”) for the year ended December 31, 2011.

Management’s Responsibility for the Statement of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Property’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses of the Property present fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 2011 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the statement of revenue and certain expenses, which describes that the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form S-4 of Ladder Capital Finance Holdings LLLP) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 29, 2013

Johnson City Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2012 to September 30, 2012	Year Ended December 31, 2011
	(Unaudited)
Revenue
Rental revenue	$256	$341

Total revenue	256	341

Certain expenses
Certain expenses	—	—

Revenue in excess of certain expenses	$256	$341

The accompanying notes are an integral part to the statements of revenue and certain expenses.

Johnson City Property

Notes to Statements of Revenue and Certain Expenses

(dollars in thousands)

(1) Organization

The Johnson City (the “Property”), is a single tenant retail property located in Johnson, City, TN. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior to December 21, 2012, the Property was owned by an unaffiliated third party. On December 21, 2012, the Property was acquired by LWAG Johnson City LLC, an entity consolidated by Ladder Capital Finance Holdings LLLP.

(2) Significant Accounting Policies

(a) Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization

•	Interest income and expense

•	Amortization of above and below market leases

•	Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b) Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related lease when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the lease are charged or credited, as applicable, to accrued rental revenue. Real estate held for investment is primarily leased to others on a net basis whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance, repairs, renewals and improvements. These leases are for fixed terms of varying length and provide for annual rentals with no rent escalations.

(c) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(d) Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to September 30, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

Johnson City Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(3) Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which commenced on October 1, 2007 and has an expiration date of September 30, 2032.

Future minimum base rentals over the next five years under the non-cancelable operating lease at December 31, 2012 are as follows:

Amount
2013	$341
2014	341
2015	341
2016	341
2017	341
Thereafter	5,030

Total	$6,735

The above future minimum lease payments exclude amortization of accrued rental revenue and above/below-market lease intangibles.

(4) Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5) Subsequent Events

Management has evaluated the events and transactions that have occurred through April 29, 2013 the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

Independent Auditor’s Report

To the Partners of

Ladder Capital Finance Holdings LLLP

We have audited the accompanying statement of revenue and certain expenses for the Satsuma Property (the “Property”) for the year ended December 31, 2011.

Management’s Responsibility for the Statement of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Property’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses of the Property present fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 2011 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the statement of revenue and certain expenses, which describes that the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form S-4 of Ladder Capital Finance Holdings LLLP) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 29, 2013

Satsuma Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2012 to March 31, 2012	Year Ended December 31, 2011
	(Unaudited)
Revenue
Rental revenue	$21	$80

Total revenue	21	80

Certain expenses
Certain expenses	—	—

Revenue in excess of certain expenses	$21	$80

The accompanying notes are an integral part to the statements of revenue and certain expenses.

Satsuma Property

Notes to Statements of Revenue and Certain Expenses

(1) Organization

The Satsuma (“Property”) is a single tenant retail property located in Satsuma, FL. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior to April 19, 2012, the Property was owned by an unaffiliated third party. On April 19, 2012, the Property was acquired by LDGSSFL LLC, an entity consolidated by Ladder Capital Finance Holdings LLLP.

(2) Significant Accounting Policies

(a) Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization

•	Interest income and expense

•	Amortization of above and below market leases

•	Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b) Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related lease when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the lease are charged or credited, as applicable, to accrued rental revenue. Real estate held for investment is primarily leased to others on a net basis whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance, repairs, renewals and improvements. These leases are for fixed terms of varying length and provide for annual rentals with no rent escalations.

(c) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(d) Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to March 31, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

(3) Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which commenced on January 27, 2011 and has an expiration date of January 27, 2026.

Satsuma Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

Future minimum base rentals over the next five years under the non-cancelable operating lease at December 31, 2012 are as follows:

Amount
2013	$86
2014	86
2015	86
2016	86
2017	86
Thereafter	692

Total	$1,122

The above future minimum lease payments exclude amortization of accrued rental revenue and above/below-market lease intangibles.

(4) Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5) Subsequent Events

Management has evaluated the events and transactions that have occurred through April 29, 2013 the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

Independent Auditor’s Report

To the Partners of

Ladder Capital Finance Holdings LLLP

We have audited the accompanying statement of revenue and certain expenses for the Aiken Property (the “Property”) for the year ended December 31, 2011.

Management’s Responsibility for the Statement of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Property’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses of the Property present fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 2011 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the statement of revenue and certain expenses, which describes that the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form S-4 of Ladder Capital Finance Holdings LLLP) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 29, 2013

Aiken Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2012 to September 30, 2012	Year Ended December 31, 2011
	(Unaudited)
Revenue
Rental revenue	$288	$384

Total revenue	288	384

Certain expenses
Certain expenses	—	—

Revenue in excess of certain expenses	$288	$384

The accompanying notes are an integral part to the statements of revenue and certain expenses.

Aiken Property

Notes to Statements of Revenue and Certain Expenses

(dollars in thousands)

(1) Organization

The Aiken (“Property”) is a single tenant retail property located in Aiken, SC. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior to December 21, 2012, the Property was owned by an unaffiliated third party. On December 21, 2012, the Property was acquired by LWAG Aiken LLC, an entity consolidated by Ladder Capital Finance Holdings LLLP.

(2) Significant Accounting Policies

(a) Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization

•	Interest income and expense

•	Amortization of above and below market leases

•	Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b) Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related lease when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the lease are charged or credited, as applicable, to accrued rental revenue. Real estate held for investment is primarily leased to others on a net basis whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance, repairs, renewals and improvements. These leases are for fixed terms of varying length and provide for annual rentals with no rent escalations.

(c) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(d) Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to September 30, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

Aiken Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(3) Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which commenced on March 1, 2008 and has an expiration date of February 28, 2033.

Future minimum base rentals over the next five years under the non-cancelable operating lease at December 31, 2012 are as follows:

Amount
2013	$384
2014	384
2015	384
2016	384
2017	384
Thereafter	5,824

Total	$7,744

The above future minimum lease payments exclude amortization of accrued rental revenue and above/below-market lease intangibles.

(4) Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5) Subsequent Events

Management has evaluated the events and transactions that have occurred through April 29, 2013 the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

Independent Auditor’s Report

To the Partners of

Ladder Capital Finance Holdings LLLP

We have audited the accompanying statement of revenue and certain expenses for the Middleburg Property (the “Property”) for the year ended December 31, 2011.

Management’s Responsibility for the Statement of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Property’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses of the Property present fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 2011 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the statement of revenue and certain expenses, which describes that the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form S-4 of Ladder Capital Finance Holdings LLLP) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 29, 2013

Middleburg Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2012 to March 31, 2012	Year Ended December 31, 2011
	(Unaudited)
Revenue
Rental revenue	$23	$83

Total revenue	23	83

Certain expenses
Certain expenses	—	—

Revenue in excess of certain expenses	$23	$83

The accompanying notes are an integral part to the statements of revenue and certain expenses.

Middleburg Property

Notes to Statements of Revenue and Certain Expenses

(1) Organization

The Middleburg (“Property”) is a single tenant retail property located in Middleburg, FL. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior to April 19, 2012, the Property was owned by an unaffiliated third party. On April 19, 2012, the Property was acquired by LDGMBFL LLC, an entity consolidated by Ladder Capital Finance Holdings LLLP.

(2) Significant Accounting Policies

(a) Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization

•	Interest income and expense

•	Amortization of above and below market leases

•	Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b) Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related lease when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the lease are charged or credited, as applicable, to accrued rental revenue. Real estate held for investment is primarily leased to others on a net basis whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance, repairs, renewals and improvements. These leases are for fixed terms of varying length and provide for annual rentals with no rent escalations.

(c) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(d) Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to March 31, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

Middleburg Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(3) Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which commenced on February 7, 2011 and has an expiration date of February 7, 2026.

Future minimum base rentals over the next five years under the non-cancelable operating lease at December 31, 2012 are as follows:

Amount
2013	$92
2014	92
2015	92
2016	92
2017	92
Thereafter	749

Total	$1,209

The above future minimum lease payments exclude amortization of accrued rental revenue and above/below-market lease intangibles.

(4) Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5) Subsequent Events

Management has evaluated the events and transactions that have occurred through April 29, 2013 the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

Independent Auditor’s Report

To the Partners of

Ladder Capital Finance Holdings LLLP

We have audited the accompanying statement of revenue and certain expenses for the Abingdon Property (the “Property”) for the year ended December 31, 2011.

Management’s Responsibility for the Statement of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Property’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses of the Property present fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 2011 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the statement of revenue and certain expenses, which describes that the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form S-4 of Ladder Capital Finance Holdings LLLP) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 29, 2013

Abingdon Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2012 to September 30, 2012	Year Ended December 31, 2011
	(Unaudited)
Revenue
Rental revenue	$225	$300

Total revenue	225	300

Certain expenses
Certain expenses	—	—

Revenue in excess of certain expenses	$225	$300

The accompanying notes are an integral part to the statements of revenue and certain expenses.

Abingdon Property

Notes to Statements of Revenue and Certain Expenses

(dollars in thousands)

(1) Organization

The Abingdon (the “Property”), is a single tenant retail property located in Abingdon, VA. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior to December 18, 2012, the Property was owned by an unaffiliated third party. On December 18, 2012, the Property was acquired by LWAG Abingdon LLC, an entity consolidated by Ladder Capital Finance Holdings LLLP.

(2) Significant Accounting Policies

(a) Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization

•	Interest income and expense

•	Amortization of above and below market leases
•	Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b) Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related lease when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the lease are charged or credited, as applicable, to accrued rental revenue. Real estate held for investment is primarily leased to others on a net basis whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance, repairs, renewals and improvements. These leases are for fixed terms of varying length and provide for annual rentals and no rent escalations.

(c) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(d) Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to September 30, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

Abingdon Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(3) Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which commenced on July 1, 2006 and has an expiration date of June 30, 2031.

Future minimum base rentals over the next five years under the non-cancelable operating lease at December 31, 2012 are as follows:

Amount
2013	$300
2014	300
2015	300
2016	300
2017	300
Thereafter	4,050

Total	$5,550

The above future minimum lease payments exclude amortization of accrued rental revenue and above/below-market lease intangibles.

(4) Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5) Subsequent Events

Management has evaluated the events and transactions that have occurred through April 29, 2013 the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regard to real estate acquisitions, as applicable, under Regulation S-X Rule 3-14.

An unaudited pro forma consolidated balance sheet is not presented, because each of the real property and financing transactions described above occurred on or prior to December 31, 2012 and any pro forma adjustment would be inconsequential. The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2012 combine our historical operations with the purchase of each of the real estate acquisitions described above, as if those transactions had occurred on January 1, 2012.

This pro forma information should be read in conjunction with the historical consolidated financial statements of the Company as of December 31, 2012, and the notes thereto. The unaudited pro forma consolidated statement of income has been prepared by our management based upon our historical financial statements and certain historical financial information of the acquired properties. This pro forma statement may not be indicative of the results that actually would have occurred if these transactions had been in effect on the dates indicated, nor do they purport to represent our future financial results. The accompanying unaudited pro forma consolidated statement of income does not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable, or interest income that would be earned on cash balances.

Ladder Capital Finance Holdings LLLP

Pro Forma Consolidated Statement of Income (unaudited)

Year Ended December 31, 2012

	Company Historical	Acquisitions	Company Pro Forma
Net interest income
Interest income	$136,198,204	$—	$136,198,204
Interest expense	36,472,578	—	36,472,578

Net interest income	99,725,626	—	99,725,626

Other income
Operating lease income	8,331,338	9,569,531	17,900,869
Sale of securities, net	19,013,960	—	19,013,960
Sale of loans, net	154,613,009	—	154,613,009
Sale of real estate, net	1,275,235	—	1,275,235
Fee income	8,787,695	—	8,787,695

Total other income	192,021,237	9,569,531	201,590,768

Total net interest income and other income	291,746,863	9,569,531	301,316,394

Costs and expenses
Net result from derivative transactions	35,650,989	—	35,650,989
Operating expenses	72,623,705	(912,043)	71,711,662
Depreciation	3,640,619	4,822,991	8,463,610
Provision for loan losses	448,833	—	448,833

Total costs and expenses	112,364,146	3,910,948	116,275,094

Income before earnings from investment in equity method investee	179,382,717	5,658,583	185,041,300

Earnings from investment in equity method investee	1,256,109	—	1,256,109

Income before taxes	180,638,826	5,658,583	186,297,409

Tax expense	2,583,999	—	2,583,999

Net income	178,054,827	5,658,583	183,713,410

Net (income) loss attributable to noncontrolling interest	49,084	—	49,084

Net income attributable to preferred and common unit holders	$178,103,911	$5,658,583	$183,762,494

The accompanying notes are an integral part of these consolidated financial statements.

Ladder Capital Finance Holdings LLLP

Notes to Pro Forma Consolidated Statements of Income (Unaudited)

Years Ended December 31, 2012

1.	ADJUSTMENTS TO THE PRO FORMA CONSOLIDATED INCOME STATEMENT

Ladder Capital Finance Holdings LLLP serves as the holding company for its wholly-owned subsidiaries that collectively operate as a specialty finance company that provides comprehensive financing solutions to the commercial real estate industry.

The Company’s pro forma consolidated income statement for the year ended December 2012 is presented as if the acquisition of our retail properties located in Abingdon, VA, Johnson City, TN, Chattanooga, TN, Aiken, SC, Middleburg, FL, Satsuma, FL, Palmview, TX, Columbia, SC, Wichita, KS, Mt. Juliet, TN, North Dartsmouth, MA, Mooresville, NC, Saratoga Springs, NY, Sennett, NY, Tilton, NH, Vineland, NJ, and Waldorf, MD had occurred on January 1, 2012.

Company Historical

Reflects the Company’s historical consolidated income statement for the year ended December 31, 2012.

Acquisition

Reflects the acquisition adjustments made to present the Company’s income statement for the year ended December 31, 2012 as though the acquisitions had occurred on January 1, 2012.

The most significant adjustments made in preparing the unaudited pro forma information were to: (i) include the operating lease income, (ii) include the incremental depreciation and, (iii) exclude transaction costs. The details are provided below.

Included in operating lease income is base rent, presented on a straight-line basis, which approximates actual rent.

	For the Year ended December 31, 2012
	Operating Lease Income	Depreciation	Acquisition Cost
Retail Property in Abingdon, VA	$289,516	$122,231	$105,373	(1)
Retail Property in Johnson City, TN	331,837	137,930	60,112	(1)
Retail Property in Chattanooga, TN	352,248	146,365	113,834	(1)
Retail Property in Aiken, SC	373,677	133,713	60,949	(1)
Retail Property in Middleburg, FL	27,988	14,528	48,596	(1)
Retail Property in Satsuma, FL	25,957	14,427	45,238	(1)
Retail Property in Palmview, TX	422,895	180,438	102,178	(1)
Retail Property in Columbia, SC	168,062	57,476	104,334
Retail Property in Wichita, KS	570,665	224,024	111,807
Retail Property in Mt. Juliet, TN	689,918	227,437	117,223
Retail Property in North Dartsmouth, MA	1,503,360	885,826	6,057
Retail Property in Mooresville, NC	885,182	520,886	6,057
Retail Property in Saratoga Springs, NY	1,014,594	586,002	6,057
Retail Property in Sennett, NY	426,839	230,472	6,057
Retail Property in Tilton, NH	414,285	229,004	6,057
Retail Property in Vineland, NJ	1,129,155	619,472	6,057
Retail Property in Waldorf, MD	943,353	492,760	6,057

	$9,569,531	$4,822,991	$912,043

(1)	Financial statements included herein. Financial statements of properties included herein represent $178,641,671 or 50.4% of properties acquired during the year ended December 31, 2012.